Supplement dated October 12, 2007 to

The MassMutual RetireEase Select

variable annuity prospectus

dated May 1, 2007

We are supplementing the prospectus to reflect a lowering of Total Fund Operating Expenses for the Oppenheimer Balanced Fund/VA. This voluntary waiver and/or reimbursement may be withdrawn at any time.

In the “Table of Fees and Expenses,” in the table “Investment Management Fees and Other Expenses,” The following language should be read as a footnote applicable to the total fund operating expenses for the Oppenheimer Balanced Fund/VA.

Effective September 1, 2007 OppenheimerFunds, Inc., the fund manager, has voluntarily agreed to waive a portion of the advisory fee and/or reimburse certain expenses so that the total expenses of the fund will not exceed 0.67% of average annual net assets for the fund. This voluntary waiver and/or reimbursement may be withdrawn at any time. A discussion regarding the basis for the fund’s Board’s approval of the fund’s investment advisory agreement with the fund manager is available in the fund’s annual report to shareholders for the fiscal year ended December 31, 2006.